GOLDMAN SACHS TRUST II
Class A Shares, Class C Shares, Institutional Shares, Investor Shares, Class P Shares, Class R Shares and Class R6 Shares of the
Goldman Sachs Multi-Manager Alternatives Fund
(the “Fund”)
Supplement dated June 15, 2023 to
the Prospectus (with respect to all share classes other than Class P Shares) (the “Multi-Class Prospectus”), the Prospectus (with respect to Class P Shares) (the “Class P Prospectus”) (together, the “Prospectuses”), the Summary Prospectus (with respect to all share classes other than Class P Shares) (the “Multi-Class Summary Prospectus”), the Summary Prospectus (with respect to Class P Shares) (the “Class P Summary Prospectus”) (together, the “Summary Prospectuses”), and Statement of Additional Information (“SAI”), each dated February 28, 2023
IMPORTANT NOTICE REGARDING CHANGE IN PRINCIPAL INVESTMENT STRATEGY
Upon the recommendation of Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), the Board of Trustees (the “Board”) of the Goldman Sachs Trust II approved certain changes to the Fund’s name and principal investment strategy. However, the Fund’s current investment objective to seek long-term growth of capital will not change. The Fund’s name will change to the “Goldman Sachs Multi-Strategy Alternatives Fund.” The Board also agreed to lower the contractual management fee rate of the Fund from 1.90% to 0.75% of the Fund’s average daily net assets. These changes will become effective after the close of business on or about September 22, 2023 (the “Effective Date”).
After the Effective Date, instead of allocating assets of the Fund among one or more of the Fund’s current sub‑advisers (each, an “Underlying Manager”), GSAM’s Quantitative Investment Strategies Team (“QIS”) will manage the Fund directly. The Fund will continue to generally seek to achieve its investment objective by allocating its assets among one or more non‑traditional and alternative investment strategies including, but not limited to, Equity Long Short, Dynamic Equity, Event Driven and Credit, Relative Value, Tactical Trading, and Opportunistic Fixed Income Strategies, as further described below.
In light of these changes, Oliver Bunn, Vice President and head of the QIS Alternatives team within GSAM, will become the portfolio manager for the Fund. Betsy Gorton, Peter Seok and Jennifer Stack will no longer serve as portfolio managers for the Fund.
The Fund is likely to experience higher portfolio turnover (i.e., the purchase and sale of instruments and securities) as GSAM implements these changes to the investment strategy. A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions and costs resulting from closing and entering into derivatives positions, which will be borne by the Fund and its shareholders, and may result in higher capital gains for taxable shareholders. The Fund will use existing capital loss carryforwards where applicable to reduce potential capital gains. Shareholders should contact their tax advisers concerning the tax consequences of the repositioning.
Accordingly, on the Effective Date, the Fund’s Prospectuses, Summary Prospectuses and SAI are revised as follows:
All references in the Prospectuses, Summary Prospectuses and SAI to the “Goldman Sachs Multi-Manager Alternatives Fund” are replaced with “Goldman Sachs Multi-Strategy Alternatives Fund.”
All references in the Prospectuses, Summary Prospectuses and SAI related to an Underlying Manager or the Underlying Managers are removed or replaced with the Investment Adviser, as applicable.
All references in the Prospectuses, Summary Prospectuses and SAI to Betsy Gorton, Peter Seok and Jennifer Stack and GSAM’s Alternative Investments & Manager Selection (“AIMS”) Group are removed in their entirety.
The following replaces in its entirety the “Annual Fund Operating Expenses” table and related footnotes in the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Fees and Expenses of the Fund” section of the Multi-Class Prospectus and the “Fees and Expenses of the Fund” section of the Multi-Class Summary Prospectus:

	Class A	Class C	Institutional	Investor	Class R	Class R6
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b‑1) Fees	0.25%	0.75%	None	None	0.50%	None
Other Expenses[1]	1.07%	1.32%	0.96%	1.07%	1.07%	0.95%
Service Fees	0.00%	0.25%	0.00%	0.00%	0.00%	0.00%
All Other Expenses	1.07%	1.07%	0.96%	1.07%	1.07%	0.95%
Total Annual Fund Operating Expenses	2.07%	2.82%	1.71%	1.82%	2.32%	1.70%
Fee Waivers and Expense Limitation[2]	(0.93)%	(0.93)%	(0.86)%	(0.93)%	(0.93)%	(0.86)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Limitation	1.14%	1.89%	0.85%	0.89%	1.39%	0.84%

[1]	The Fund’s “Management Fees” and “Other Expenses” have been restated to reflect current expenses and expenses expected to be incurred during the current fiscal year.
[2]
Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”) or Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, have each agreed to the following fee waivers and expense limitation: (i) the Investment Adviser’s waiver of a portion of its management fee in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary (as defined below) at an annual rate of 0.42% of the Subsidiary’s average daily net assets; (ii) Goldman Sachs’s waiver of a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares (the “TA Fee Waiver”); and (iii) the Investment Adviser’s reduction or limitation of “Other Expenses” (excluding transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.064% of the Fund’s average daily net assets. The management fee waiver arrangement with respect to the fee paid by the Subsidiary may not be discontinued by the Investment Adviser as long as its contract with the Subsidiary is in place. The other arrangements will remain in effect through at least February 28, 2025, and prior to such date the Investment Adviser and Goldman Sachs (as applicable) may not terminate the arrangements without the approval of the Board of Trustees.

The following replaces in its entirety the “Annual Fund Operating Expenses” table and related footnotes in the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Fees and Expenses of the Fund” section of the Class P Prospectus and the “Fees and Expenses of the Fund” section of the Class P Summary Prospectus:

Class P
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.75%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses[1]	0.95%
All Other Expenses	0.95%
Total Annual Fund Operating Expenses	1.70%
Fee Waiver and Expense Limitation[2]	(0.86)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.84%

[1]	The Fund’s “Management Fees” and “Other Expenses” for Class P Shares have been restated to reflect current expenses and expenses expected to be incurred during the current fiscal year.
[2]
Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”) has agreed to (i) waive a portion of its management fee in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary (as defined below) at an annual rate of 0.42% of the Subsidiary’s average daily net assets; and (ii) reduce or limit “Other Expenses” (excluding transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.064% of the Fund’s average daily net assets. The management fee waiver arrangements with respect to the fee paid by the Subsidiary may not be discontinued by the Investment Adviser as long as its contract with the Subsidiary is in place. The expense limitation will remain in effect through at least February 28, 2025, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The following replaces in its entirety the table in the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Expense Example” section of the Multi-Class Prospectus and the “Expense Example” section of the Multi-Class Summary Prospectus:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$660	$1,078	$1,521	$2,748

Class C Shares	$292	$786	$1,407	$3,080

Institutional Shares	$87	$455	$847	$1,948

Investor Shares	$91	$482	$898	$2,061

Class R Shares	$142	$635	$1,156	$2,584

Class R6 Shares	$86	$452	$842	$1,937

Class C Shares – Assuming no redemption	$192	$786	$1,407	$3,080

The following replaces in its entirety the table in the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Expense Example” section of the Class P Prospectus and the “Expense Example” section of the Class P Summary Prospectus:

	1 Year	3 Years	5 Years	10 Years

Class P Shares	$86	$452	$842	$1,937

The following replaces in its entirety the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Principal Investment Strategies” section of the Prospectuses and the “Principal Investment Strategies” section of the Summary Prospectuses and the first ten paragraphs in the “Investment Management Approach—Principal Investment Strategies” section of the Prospectuses:
The Fund generally seeks to achieve its investment objective by allocating its assets among one or more non‑traditional and alternative investment strategies including, but not limited to, Equity Long Short, Dynamic Equity, Event Driven and Credit, Relative Value, Tactical Trading, and Opportunistic Fixed Income Strategies, each of which is described below.
The Fund will primarily invest in a portfolio of (i) equity securities, including common and preferred stocks, convertible securities, rights and warrants, depositary receipts, real estate investment trusts (“REITs”), pooled investment vehicles, including other investment companies, and exchange-traded funds (“ETFs”), and partnership interests, including master limited partnerships (“MLPs”); (ii) fixed income and/or floating rate securities, including debt issued by corporations, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, covered bonds, notes, debentures, debt participations, convertible bonds, non‑investment grade securities (commonly known as “junk bonds”), bank loans (including senior secured loans) and other direct indebtedness; (iii) mortgage-backed and other mortgage-related securities, asset-backed securities, municipal securities, to be announced (“TBA”) securities, and custodial receipts; and (iv) currencies. The Fund’s investments may be publicly traded or over‑the‑counter. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating.
The Fund’s investments may include securities of U.S. and foreign issuers, including securities of issuers in emerging countries and securities denominated in a currency other than the U.S. dollar. Up to 15% of the Fund’s net assets may be invested in illiquid investments. The Fund does not have a target duration.
The Fund will also invest in derivatives for both hedging and non‑hedging purposes. The Fund’s derivative investments may include (i) futures contracts, including futures based on equity or fixed income securities and/or equity or fixed income indices, interest rate futures, currency futures and swap futures; (ii) swaps, including equity, currency, interest rate, total return, variance and credit default swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on equity or fixed income securities and/or equity or fixed income indices, currency forwards, interest rate forwards, swap forwards and non‑deliverable forwards; and (v) other instruments, including structured securities, exchange-traded notes, and contracts for differences (“CFDs”). As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.
The Fund may use leverage (e.g., through borrowing and/or the use of derivatives). As a result, the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time.
The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.
The Fund may implement short positions by using options, swaps, futures, forwards, and other derivatives. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset that it does not currently own at a specified price and time in the future. This gives the Fund a short position with respect to that asset.
The Fund intends to gain exposure to the commodities markets primarily by investing in a wholly-owned subsidiary of the Fund (the “Subsidiary”), organized as a company under the laws of the Cayman Islands. The Subsidiary is advised by the Investment Adviser. The Fund may also gain exposure to the commodities markets through investments in other investment companies, ETFs or other pooled investment vehicles.
The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (including, but not limited to, commodity futures, commodity options and commodity-linked swaps). Commodity futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of, or economic exposure to the price of, a commodity or a specified basket of commodities at a future time. An option on commodities gives the purchaser the right (and the writer of the option the obligation) to assume a position in a commodity or a specified basket of commodities at a specified exercise price within a specified period of time. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of commodity-linked derivatives will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked derivatives expose the Subsidiary and the Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes in the underlying commodity prices would result in disproportionate changes in the value of the swaps. Neither the Fund nor the Subsidiary invest directly in physical commodities. The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).
The following replaces in its entirety the first two paragraphs in the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Management Process” section of the Prospectuses and the first two paragraphs in the “Management Process” section of the Summary Prospectuses and the first eight paragraphs in the “Investment Management Approach—Principal Investment Strategies—Management Process” section of the Prospectuses:
The Investment Adviser may determine to allocate the Fund’s assets to all or a subset of the non‑traditional and alternative strategies described below at any one time, and may change those allocations from time to time in its sole discretion and without prior notice to shareholders. In the future, the Investment Adviser may also determine to allocate the Fund’s assets to other strategies not described herein. The descriptions of the investment strategies below are subjective, are not complete descriptions of any strategy and may differ from classifications made by other investment advisers that implement similar investment strategies. The Investment Adviser’s determination of the strategy shall govern.
The following is added to the beginning of the “Investment Management Approach—Principal Investment Strategies—Management Process” section of the Prospectuses:
The Fund’s investment selection process generally relies on a proprietary investment model. From time to time the Investment Adviser may, in its discretion, also utilize a qualitative overlay. As a result of the qualitative overlay, the Fund’s investments may not correspond to those generated by the Investment Adviser’s proprietary investment model. The Fund may make investment decisions that deviate from those generated by the Investment Adviser’s proprietary investment model, at the discretion of the Investment Adviser, for a number of reasons including, but not limited to, market and/or trading liquidity events. In addition, the Investment Adviser may, in its discretion, make changes to the quantitative methodology used by the Fund, and the Fund may use other proprietary methodologies based on the Investment Adviser’s proprietary research.
In the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Principal Risks of the Fund” section of the Prospectuses and “Principal Risks of the Fund” section of the Summary Prospectuses, “Multi-Manager Approach Risk,” “Special Purpose Acquisition Companies Risk” and “Underlying Manager Risk” are removed in their entirety.
The following risk is added to the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Principal Risks of the Fund” section and the “Risks of the Fund” section of the Prospectuses and “Principal Risks of the Fund” section of the Summary Prospectuses:
Portfolio Turnover Rate Risk.  The Fund may engage in active and frequent trading of portfolio securities and instruments. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders.

The following replaces in its entirety the first paragraph of the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Performance” section in the Multi-Class Prospectus and the “Performance” section in the Multi-Class Summary Prospectus:
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares compare to those of a broad-based securities market index. Through September 22, 2023, the Fund had been known as the Goldman Sachs Multi-Manager Alternatives Fund, and certain of its strategies differed. Performance information set forth below reflects the Fund’s former strategies prior to that date. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
The following replaces in its entirety the first paragraph of the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Performance” section in the Class P Prospectus and the “Performance” section in the Class P Summary Prospectus:
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. Through September 22, 2023, the Fund had been known as the Goldman Sachs Multi-Manager Alternatives Fund, and certain of its strategies differed. Performance information set forth below reflects the Fund’s former strategies prior to that date. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf or by calling the phone number on the back cover of the Prospectus.
The following replaces in its entirety the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Management” section of the Summary Prospectuses:
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Manager: Oliver Bunn, Vice President, has managed the Fund since September 2023.
In the “Goldman Sachs Multi-Manager Alternatives Fund—Investment Management Approach—Other Investment Practices and Securities—Investment Practices” section of the Prospectuses, the “Initial Public Offerings” and “UCITS and Private Investment Funds ” rows are removed in their entirety.

In the “Goldman Sachs Multi-Manager Alternatives Fund—Investment Management Approach—Other Investment Practices and Securities—Investment Securities” section of the Prospectuses, the “Special Purpose Acquisition Companies (“SPACs”)” row is removed in its entirety.
In the “Risks of the Fund” section of the Prospectuses, “IPO Risk,” “Multi-Manager Approach Risk,” “Special Purpose Acquisition Companies Risk” and “Underlying Manager Risk” are removed in their entirety.
The following replaces in its entirety the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectuses:

Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended October 31, 2022*
Multi-Strategy Alternatives Fund	0.75%	First $2 Billion	1.51%
	0.68%	Next $3 Billion
	0.64%	Next $3 Billion
	0.63%	Over $8 Billion

The following replaces in its entirety the “Service Providers—Management Fee and Other Expenses” section of the Multi-Class Prospectus:
As discussed in the Summary section and in “Investment Management Approach,” the Fund may gain exposure to the commodity markets by investing in the Subsidiary. The Subsidiary entered into a separate contract with the Investment Adviser whereby the Investment Adviser provides investment management and other services to the Subsidiary. In consideration of these services, the Subsidiary pays the Investment Adviser a management fee at the annual rate of 0.42% of its average daily net assets. The Investment Adviser has contractually agreed to waive the management fees it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. This waiver may not be discontinued by the Investment Adviser as long as the contract with the Subsidiary is in place. The Subsidiary will also pay certain other expenses, including service and custody fees. The Investment Adviser has agreed to reduce or limit the Subsidiary expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets.
In addition to the management fee waiver described above, the Investment Adviser may waive an additional portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Fund invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place.
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.064% of the Fund’s average daily net assets. This arrangement will remain in effect through at least February 28, 2025, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
Prior to September 22, 2023 the management fee rates for the Fund were 1.90% on the first $2 billion of average daily net assets, 1.80% on the next $3 billion of average daily net assets, 1.71% on the next $3 billion of average daily net assets, and 1.68% on amounts over $8 billion of average daily net assets.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2022 is available in the Fund’s annual report for the period ended October 31, 2022. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2023 will be available in the Fund’s annual report for the period ended October 31, 2023.
The following replaces in its entirety the “Service Providers—Investment Adviser Portfolio Managers” section of the Prospectuses:
Quantitative Investment Strategies (“QIS”) Team
The individual primarily responsible for the day‑to‑day management of the Fund is listed below. The Fund’s portfolio manager’s individual responsibilities may differ and may include, among other things, development and maintenance of quantitative models and processes in combination with a qualitative overlay, asset allocation, risk budgeting and general oversight of research, implementation processes and the management of the Fund’s portfolios.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Oliver Bunn Vice President	Portfolio Manager— Multi-Strategy Alternatives Fund	Since 2023	Mr. Bunn is head of the Quantitative Investment Strategies (QIS) Alternatives team within GSAM. He joined Goldman Sachs in 2014.

The following replaces the first table in the “Management Services” section of the Fund’s SAI:

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended October 31, 2022
Multi-Strategy Alternatives Fund	0.75% on the first $2 billion 0.68% over $2 billion up to $5 billion 0.64% over $5 billion up to $8 billion 0.63% over $8 billion	1.51%

The following replaces in its entirety the third paragraph in the “Management Services—Expenses” section of the Fund’s SAI:
The Investment Adviser has agreed to reduce or limit “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.064% of the Fund’s average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis during the Fund’s fiscal year end and, after February 28, 2025, may be discontinued or modified by the Investment Adviser in its discretion at any time, although the Investment Adviser currently has no intention of doing so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
This supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

MMALTTBDSTK 06‑23